SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  May 18, 2000
(Date of earliest event reported)

Commission File No. 333-65481



                    Wells Fargo Asset Securities Corporation

        Delaware                                       52-1972128
(State of Incorporation)                                 (I.R.S.
                                                Employer Identification No.)

                              7485 New Horizon Way
                           Frederick, Maryland 21703
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                     Address of principal executive offices
                                   (Zip Code)



                               (301) 846-8881
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               Registrant's Telephone Number, including area code



                      Norwest Asset Securities Corporation
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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Item 5.  Other Events

Documents incorporated by Reference

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2000, and for periods ended March 31, 2000 and March 31, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2000 (which was filed with the Securities and Exchange Commission on May 12, 2000) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-65481) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Wells Fargo Securities Corporation Mortgage Pass-Through Certificates, Series 2000-2, and shall be deemed to be part hereof and thereof.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
(EX-23) Consent of KPMG LLP, independent certified public accountants of Ambac Assurance Corporation and subsidiaries in connection with Wells Fargo Securities Corporation, Mortgage Pass-Through Certificates, Series 2000-2


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                   CORPORATION

May 18, 2000

                                   By:  /s/ Alan S. McKenney
                                        ------------------------------
                                          Alan S. McKenney
                                          Vice President




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                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------
(EX-23)           Consent of KPMG LLP,                                  E
                  independent certified
                  public accountants of Ambac Assurance
                  Corporation and subsidiaries in connection with Wells Fargo Asset Securities Corporation,
                  Mortgage Pass -Through Certificates,
                  Series 2000-2